UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2004

JOSTENS HOLDING CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	90-0207875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 American Boulevard West Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 830-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On November 10, 2004, Von Hoffmann Corporation, an indirect wholly-owned subsidiary of Jostens Holding Corp., issued a press release announcing its decision to consolidate its one and two-color print operations into its Eldrige, Iowa and Owensville, Missouri facilities and, consequently, close its Frederick, Maryland facility.  The press release is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

99.1	Press Release dated November 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOSTENS HOLDING CORP.

Date: November 10, 2004	/s/ Paul B. Carousso
Paul B. Carousso

Vice President, Finance

Exhibit No.	Exhibit

99.1	Press Release dated November 10, 2004.